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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported):  August 23, 1996


                             PITT-DES MOINES, INC.
            (Exact name of registrant as specified in its charter)


  Commonwealth of Pennsylvania             1-5259             25-0729430
  (State or other jurisdiction of        (Commission         (IRS Employer
   incorporation)                        File Number)    Identification Number)



 3400 Grand Avenue, Pittsburgh, Pennsylvania                       15225
   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:          (412) 331-3000



                                Not Applicable
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated herein by reference, is a copy of the Company's press release dated August 23, 1996 which acknowledges receipt of an indictment handed down by the United States Department of Justice regarding the accident on November 3, 1993, at the U.S. Postal Service building site in Chicago, Illinois.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

          99.1 Press Release dated August 23, 1996............... filed herewith

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                                 SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     PITT-DES MOINES, INC.



                                     By:  /s/ R. A. Byers
                                             R. A. Byers
                                          Vice President, Finance
                                          and Chief Financial Officer



Dated:  August 26, 1996

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                                 EXHIBIT INDEX



Exhibit
Number

99.1  Press Release dated August 23, 1996

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